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EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement No. 333-94843 on Form S-3 and in Registration Statements No. 333-24765, 333-69398, 333-86558 and 333-101142 on Form S-8 of Beazer Homes USA, Inc. of our report dated November 4, 2002, appearing in this Annual Report on Form 10-K of Beazer Homes USA, Inc. for the year ended September 30, 2002.

/s/ Deloitte & Touche LLP
Atlanta, Georgia
December 19, 2002

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  EXHIBIT 23
INDEPENDENT AUDITORS' CONSENT